                                                                    Exhibit 10.6


Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[ *** ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.


                                             LICENSE AGREEMENT #1020-0320-6-0001

                             CONTRACT MODIFICATION
                             ---------------------

This Contract Modification is entered into on November 19, 1997, by and between COLORADO BUSINESS BANK, N.A. (Licensee) and JACK HENRY & ASSOCIATES, INC. (JHA) who mutually contract and agree as follows:

Licensee and JHA are signing and entering into multiple other written contracts and agreements dated November 19, 1997. Certain of those contracts and agreements are changed and modified as follows:

1.   The "LICENSE AGREEMENT" is changed and modified as follows:

     A.   In Section "3.  License.":
                          --------

          a. Add a new subparagraph: "The Software will calculate and perform prior to, during, and after the year 2000. JHA will guaranty that all year 2000 testing on the Software will be completed and any errors corrected by 12/31/98. JHA will also guaranty that an independent third party review of the Software will be completed by 12/31/98.".

          b. To the fourth subparagraph add: "If, in the future, Licensee acquires full ownership and control of another Bank and wants to process that Bank's data on the Software, then (1) if that Bank is merged into Licensee and operates under Licensee's original charter, no additional license fee is owed to JHA, and (2) if that Bank is operated under a charter other than Licensee's original charter, an additional license fee will be owed to JHA."

     B.   In Section "4.  Warranties.":
                          -----------

          a. In the first sentence of the first subparagraph insert "and subsequent updates thereto" immediately following "Software".

          b.   In the second sentence of the first subparagraph strike "sixty
               (60)" and replace it with "(120)".

          c. To the end of the third sentence add: "JHA warrants that (i) it has full title and ownership of the Software; (ii) JHA has the full power and authority
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Contract Modification
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Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  The omitted portions, marked "[  ***  ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.


               to grant the License granted by this Agreement to Licensee; (iii) the licensing of the Software to Licensee under this Agreement and use of Software by Licensee pursuant to this Agreement will not constitute an infringement or other violation of any copyright, trade secret, trademark, patent or any proprietary rights of any third party.".

     C.   In Section "17.  Assignability.":
                           --------------

          a. To the end of the first subparagraph add: "In the event that Licensee is acquired by a holding company or entity and the acquiring entity or holding company wishes to convert Licensee to another software package, JHA will continue to allow Licensee to use this license for up to 180 days following the acquisition provided that the acquiring entity or holding company promptly signs and returns JHA's then current confidentiality agreement and deconversion agreement.".

          b. Add a new subparagraph "In the event that Licensee makes a public offering, JHA shall not consider such public offer to constitute an assignment as provided for above.".

     D.   In Section "19.  Services.":
                           ---------

          a. "JHA warrants that any customized code hereafter requested or authorized by Licensee with written detailed specifications and accepted in writing by JHA will be customized and installed by JHA on Licensee's computer, and will perform in accordance with said written detailed specifications furnished by Licensee."

     E.   In Section "20  Installation.":
                          -------------

          a. To the end of the first subparagraph add: "So long as Licensee promptly pays the undisputed portion of any billing, said interest will be paid only on the portion of the disputed billing ultimately resolved in favor of JHA.".

2.   The "EXHIBIT A" is changed and modified as follows:

     A.   Reform the payment terms as follows:

          "Deposit at execution of Agreement [ *** ] ................... [ *** ]
                                               ---                         ---

          Due upon delivery of Software [ *** ] ........................ [ *** ]
                                          ---                              ---
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Portions of this exhibit have been omitted pursuant to a request for confidential treatment.  The omitted portions, marked "[  ***  ]", have been
                                                          ---
separately filed with the Securities and Exchange Commission.


          Due upon installation of last application, or 120 days after delivery of the Software, whichever occurs first [ *** ] ..... [ *** ]
                                                             ---           ---

     B.   Under "SERVICES PROVIDED:" add:
          a. In Section "2." create an item "c)" as follows: "JHA will at the time of conversion convert the data of the Colorado Business Bank of Littleton and merge it into the data of the Colorado Business Bank of Denver.".

          b.   Create a new item "d)" as follows: [     ***
                                                        ---
                                                            ]

          c. Create a new item "e)" as follows: "JHA will use its best efforts to provide Licensee with a live conversion date as of the end of processing on June 11, 1998.".

3. The "COMPUTER SOFTWARE MAINTENANCE AGREEMENT" is changed and modified as follows:

     A.   In Section "1.  Maintenance and Support.":
                          ------------------------

          a. In item "(a)" add: "However, JHA will use due diligence to see that its Software is kept in compliance with Federal and State banking laws.".

          b. To item "(b)" add: "Updates and enhancements to the base Software which has been licensed by Licensee shall be performed at no additional charge except for those amounts specified in "3. Maintenance Fees.".
               -----------------

          c. To item "(c)" add: "JHA maintains an 800 toll free number for customer support which is staffed twenty four (24) hours a day, seven (7) days a week.".

          d. To item "(d)" add: "Such corrections shall be made in a timely manner and the speed of such corrections shall he directly correlated to the severity of the presenting problem."

     B.   In Section "2.  Exceptions to Maintenance & Support.":
                         ------------------------------------

          a. To item "(f)" add: "Except in the event that Licensee is instructed by JHA technical support staff to use the Software or modules thereto which were provided by JHA in an undocumented manner.".
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          b.   Add a new item "(h)" as follows: "Nothing in this section shall infringe upon the IBM warranty on Licensee's equipment.".

     C.   In Section "3.  Maintenance Fees.":
                          -----------------

          a. To item "(b)" add: "In the event that this Agreement is terminated by JHA or by reason of any default other than the sale of Licensee, JHA will refund the unused portion of the annual advance fee for Maintenance.".

          b. To item "(e)" add: "So long as Licensee promptly pays the undisputed portion of any billing, said interest will be paid only on the portion of the disputed billing ultimately resolved in JHA's favor."

     D.   In Section "4.  Term and Automatic Renewal.":
                          ---------------------------

          a. "JHA shall not increase the annual advance fee prior to June 30, 2000 unless Licensee acquires additional modules from JHA or acquires the assets of another institution. If Licensee acquires such assets, the maintenance fee will only be adjusted to reflect the acquired assets."

4. The "AGREEMENT FOR PURCHASE OF MACHINES FROM JACK HENRY & ASSOCIATES, INC." is changed and modified as follows:

     A.   Create a new Section titled "Miscellaneous":

          . Once Customer has paid JHA in full for the purchase of the equipment, JHA will transfer the warranty and documentation of ownership on the equipment to Customer. JHA shall also convey the Warranty of Good Title to Customer.

          . Equipment is insured against loss up until the point of delivery by manufacturer.

          .    In the Section titled "General":

          . In the third subparagraph add: "In the next transaction between JHA and Customer any changes to this Agreement will be required to be signed by both Customer and JHA.".
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In witness whereof, the parties have caused this CONTRACT MODIFICATION to be executed by their duly authorized representatives.

JACK HENRY & ASSOCIATES, INC.           COLORADO BUSINESS BANK, N.A.
663 Highway 60, P. O. Box 807           821 17/th/ Street
Monett, MO 65708                        Denver, CO 80202
        (JHA)                                  (LICENSEE)

BY: /s/ Michael R. Wallace              BY: /s/ Richard J. Dalton
    -------------------------------         -----------------------------------

Michael R. Wallace                      Richard J. Dalton
-----------------------------------     ---------------------------------------
Type/Print Name                         Type/Print Name
TITLE: President/COO                    TITLE: SVP/CFO
      -----------------------------           ---------------------------------